Loss Per Share	12 Months Ended
Jun. 30, 2020
Earnings Per Share [Abstract]
Loss Per Share

Note 10 - Loss Per Share

Basic net loss per share is calculated by dividing net loss attributable to Akerna stockholders by the weighted-average number of shares of common stock outstanding. Diluted net loss per common share is calculated by giving effect to all potentially dilutive common stock, including warrants, restricted stock awards, restricted stock units, and shares issuable upon conversion of debt. The dilutive effect of outstanding awards is reflected in diluted earnings per share by application of the treasury stock method and excludes potential common stock when the effect would be anti-dilutive.

The weighted-average number of shares outstanding used in the computation of diluted earnings per share does not include the effect of potential outstanding common shares that would have been anti-dilutive for the period. The table below details potentially outstanding shares on a fully diluted basis as of June 30, 2020 and 2019 that were not included in the calculation of diluted earnings per share and the weighted average amounts of potentially outstanding shares that would have been dilutive had we reported net income for the years ended June 30, 2020 and 2019.

	Fully Diluted		Weighted Average for the Year Ended
	2020	2019	2020	2019
Warrants	5,813,804	6,183,115	5,833,971	6,001,013
Restricted Stock Units	325,121	—	37,709	—
Restricted Stock Awards	75,654	215,063	7,656	2,351
Shares of common stock issuable in upon conversion of Convertible Notes	1,936,845	—	111,130	—
Total	8,151,424	6,398,178	5,990,466	6,003,364